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Exhibit 10.75

FIFTH AMENDMENT TO THE
AMENDED AND RESTATED DEVELOPMENT AGREEMENT
BY AND AMONG
THE CITY OF DETROIT, THE ECONOMIC DEVELOPMENT CORPORATION
OF THE CITY OF DETROIT AND
DETROIT ENTERTAINMENT, L.L.C.

        THIS FIFTH AMENDMENT (the "Fifth Amendment") to that certain Amended and Restated Development Agreement, dated as of April 9, 1998, as amended by the First Amendment dated June 25, 1998, Second Amendment dated December, 1999, Third Amendment dated November 30, 2000 and Fourth Amendment dated November 30,2001, by and among the City of Detroit (the "City"), The Economic Development Corporation of the City of Detroit ("EDC") and Detroit Entertainment, L.L.C., a Michigan limited liability company ("Developer") for the City of Detroit Waterfront Reclamation and Casino Development Project (the "Development Agreement") is made on this            day of March, 2002 by and among the City, EDC and the Developer.

        WHEREAS, the City, EDC and Developer have previously entered into the Development Agreement; and

        WHEREAS, it is the desire of the parties to enter into this Fifth Amendment to amend certain provisions of the Development Agreement.

        NOW, THEREFORE, in consideration of the foregoing premises and the covenants herein contained, the parties agree as follows:

  1.
  All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Development Agreement.

  2.
  Section 2.4(d) of the Development Agreement is hereby amended by deleting the reference to "March 31, 2002" in such section and substituting in its place "April 30, 2002."

  3.
  Except as amended by this Fifth Amendment, the Development Agreement is reaffirmed in all respects and shall remain in full force and effect.

  4.
  This Fifth Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following have been accomplished: (a) this Fifth Amendment has been executed by all parties hereto and (b) the City Council has duly approved the last of the following: (i) this Fifth Amendment; and (ii) a fifth amendment to the amended and restated development agreements of each or the Other Land-Based Casino Developers containing substantially the same terms and conditions as set forth in this Fifth Amendment.

  5.
  This Fifth Amendment maybe executed in counterparts, each of which shall be deemed to be an original document and together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have set their hands and had their seals affixed on the dates set forth after their respective signatures.

CITY OF DETROIT, a municipal corporation
By:	KWAME M. KILPATRICK
Its:	Mayor
THE ECONOMIC DEVELOPMENT CORPORATION OF THE CITY OF DETROIT, a Michigan public body corporate
By:	ART PAPAPANOS
Its:	Authorized Agent
By:

Its:	Treasurer
DETROIT ENTERTAINMENT, L.L.C. a Michigan limited liability company
By:	Circus Circus Michigan, Inc. a Michigan corporation, one of its members
	By:	Rhonda Cohen
	Its:	VP. & General Manager
By:	Atwater Casino Group, LLC, a Michigan limited liability company, one of its members
	By:	Atwater Management Corporation, a Delaware corporation, its manager
		By:	Thomas Celani
		Its:	President
		By:	Vivian Carpenter
		Its:	Vice President

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FIFTH AMENDMENT TO THE AMENDED AND RESTATED DEVELOPMENT AGREEMENT BY AND AMONG THE CITY OF DETROIT, THE ECONOMIC DEVELOPMENT CORPORATION OF THE CITY OF DETROIT AND DETROIT ENTERTAINMENT, L.L.C.